                                                                    EXHIBIT 24.1


                                POWER OF ATTORNEY


We, the undersigned directors and officers of Aetna Inc. (the "Company"), hereby severally constitute and appoint Alan M. Bennett, William J. Casazza and Edward
L. Shaw, Jr., and each of them individually, our true and lawful attorneys, with full power to them and each of them to sign for us, and in our names and in the capacities indicated below, the Company's 1999 Form 10-K and any and all amendments thereto to be filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, hereby ratifying and confirming our signatures as they may be signed by our said attorneys to the Form 10-K and to any and all amendments thereto.

Dated as of February 25, 2000.


                                                           /s/ Earl G. Graves, Sr.
-----------------------------------------                  ------------------------------------------
Richard L. Huber                                           Earl G. Graves, Sr.
Chairman, Chief Executive Officer,                         Director
President and Director
(Principal Executive Officer)

/s/ Leonard Abramson                                       /s/ Gerald Greenwald
-----------------------------------------                  ------------------------------------------
Leonard Abramson                                           Gerald Greenwald
Director                                                   Director

/s/ Betsy Z. Cohen                                         /s/ Ellen M. Hancock
-----------------------------------------                  ------------------------------------------
Betsy Z. Cohen                                             Ellen M. Hancock
Director                                                   Director

/s/ William H. Donaldson                                   /s/ Michael H. Jordan
-----------------------------------------                  ------------------------------------------
William H. Donaldson                                       Michael H. Jordan
Director                                                   Director

/s/ Barbara Hackman Franklin                               /s/ Jack D. Kuehler
-----------------------------------------                  ------------------------------------------
Barbara Hackman Franklin                                   Jack D. Kuehler
Director                                                   Director

/s/ Jeffrey E. Garten                                      /s/ Frank R. O'Keefe, Jr.
-----------------------------------------                  ------------------------------------------
Jeffrey E. Garten                                          Frank R. O'Keefe, Jr.
Director                                                   Director

/s/ Jerome S. Goodman                                      /s/ Judith Rodin
-----------------------------------------                  ------------------------------------------
Jerome S. Goodman                                          Judith Rodin
Director                                                   Director

                                                           /s/ Alan J. Weber
                                                           ------------------------------------------
                                                           Alan J. Weber
                                                           Vice Chairman for Strategy and Finance
                                                           (Principal Financial Officer)